Exhibit 10.1

WHISPERING OAKS INTERNATIONAL, INC.
(d/b/a/ BioCurex)

BRIDGE UNIT PURCHASE AND INVESTOR SUBSCRIPTION AGREEMENT

          THIS BRIDGE UNIT PURCHASE AND INVESTOR SUBSCRIPTION AGREEMENT (the “Agreement”) is dated as of __________, 2009 between WHISPERING OAKS INTERNATIONAL, INC., a Texas corporation, (the “Company”) and the person whose signature appears below as an Investor (the “Investor” and, together with persons so executing similar agreements, the “Investors”).

          The Company has authorized the issuance and sale (the “Placement”) of up to 18 Units, but not fewer than 14 Units (the “Minimum Units”), each Unit consisting of one Note of $25,000 in principal amount substantially in the form attached to the Memorandum (as defined below) as Exhibit D (each a “Note” and, collectively, the “Notes”); and that number of shares of common stock, par value $.001 per share of the Company (“Common Stock”) as is equal to the principal balance of the Note divided by $0.07 (the “Primary Equity Consideration”). The Notes and the Primary Equity Consideration are herein referred to, collectively, as the “Securities”. The Investor desires to purchase the number of Units set forth on the signature page hereof, and the Company desires to issue and sell such Units to the Investor, on the terms and conditions set forth herein.

          The parties therefore agree as follows:

          1.          Subscription. The Investor, by execution of this Agreement, subscribes for and agrees to purchase from the Company, the number of Units set forth on the signature page hereof for a purchase price of $25,000 per Unit and the Company, by acceptance of this Agreement, agrees to issue and sell that number of Units to the Investor, in each case subject to the terms and conditions of this Agreement.

          2.          Scope of Agreement; Resolution of Inconsistencies. The principal terms described in this Agreement are amplified, and additional terms are contained in Annex A attached hereto and incorporated herein by reference and intended to be a binding part of this Agreement. In the event of a discrepancy between the terms set forth in this Agreement and any provision of Annex A, the terms set forth in this Agreement shall govern and the provisions of Annex A shall be deemed modified to the extent necessary to cause them to be consistent with the terms hereof.

IN WITNESS WHEREOF, this Agreement is hereby duly executed by each party hereto as of the date first written above.

INVESTOR:

Number of Units Subscribed for:

Exact name in which certificates are to be issued:

Signature
Date:

(Print Name of Investor)
Address:

SSI/Tax ID No.

Acceptance Dated: ____________, 2009

WHISPERING OAKS INTERNATIONAL, INC.

By:
Name:
Title:

WHISPERING OAKS INTERNATIONAL, INC.
(d/b/a/ BioCurex)

BRIDGE UNIT PURCHASE AND INVESTOR SUBSCRIPTION AGREEMENT

ANNEX A

          This Annex A sets forth additional terms applicable to the Bridge Unit Purchase and Investor Subscription Agreement to which it is attached (the “Agreement”). Capitalized terms used herein and not herein defined have the meanings ascribed to them in the Agreement.

ARTICLE 1

SUBSCRIPTION

          To solicit the Company’s acceptance of the Investor’s subscription, the Investor should provide an executed copy of the Agreement and a certified or bank cashier’s check in the amount of the purchase price, or concurrently with a wire transfer of the purchase price, in either case as provided in the Instructions attached to the Agreement as Schedule A. Funds so received will be deposited in escrow under the terms of the Escrow Agreement attached to the Memorandum as Exhibit E (the “Escrow Agreement”).

ARTICLE 2

CLOSING; DELIVERY; ADDITIONAL CONSIDERATION

          Section 2.1     Closing. The first closing of the purchase and sale of the Units under the Agreement shall take place on the second business day following acceptance by the Company of subscriptions for not less than the Minimum Units and the satisfaction of the other conditions described herein. Subsequent subscriptions will close promptly following acceptance by the Company of such subscriptions at one or more additional closings (the Closing applicable to the Agreement being referred to as the “Closing”). The Company may reject any subscription for any reason or no reason in its sole discretion.

          Section 2.2     Delivery of Certificates for Securities. Subject to the terms and conditions hereof, at the Closing the Company will deliver the Securities deliverable to the Investor against payment of the purchase price therefor. Certificates for the Securities will be issued in the name, and delivered by deposit thereof in overnight mail to the address of Investor, set forth on the signature page of the Agreement unless another name or method of delivery is agreed. It is understood that such certificates may bear the following legend:

(a)	“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN

REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) OR APPLICABLE STATE SECURITIES LAWS (“STATE ACTS”). SUCH SECURITIES MAY NOT BE SOLD, PLEDGED, HYPOTHECATED, OR OTHERWISE TRANSFERRED BY THE HOLDER, EXCEPT UPON THE ISSUANCE TO THE COMPANY OF A FAVORABLE OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY, OR THE SUBMISSION TO THE COMPANY OF SUCH OTHER EVIDENCE AS MAY BE SATISFACTORY TO COUNSEL FOR THE COMPANY, TO THE EFFECT THAT ANY SUCH TRANSFER WILL NOT VIOLATE OF THE SECURITIES ACT OR ANY APPLICABLE STATE ACT.”

(b)	Any other legend reflecting a restriction on transfer imposed or required by contract or applicable federal or state securities laws.

          Section 2.3     Additional Consideration.

          (a)     If the Company shall not have paid entire principal and accrued interest of the Note on or before the Maturity Date (as defined in the Note), then the Company shall, on the day following the Maturity Date, issue to the Investor, that number of additional shares of Common Stock (the “Additional Securities”) as is equal to the sum of the outstanding principal balance and accrued and unpaid interest thereon as of the Maturity Date divided by the Divisor (as defined below).

          (b)     The “Divisor” shall initially be $0.07; provided, however, in the event of any change in the number of outstanding shares of Common Stock by reason of any stock splits, reverse stock splits, stock dividends or the like, the Divisor shall be correspondingly adjusted pro-rata (e.g., if the Company should declare a twenty percent (20%) stock dividend the Divisor shall be decreased by 20% and if the Company shall have done a 2 for 1 reverse stock split the Divisor shall be increased by 100%, etc.)

ARTICLE 3

REPRESENTATIONS AND WARRANTIES

          Section 3.1     Representations and Warranties of the Company. The Company hereby represents and warrants to the Investor as follows:

          (a)     Placement Memorandum. The information contained in the Private Placement Memorandum, dated August 10, 2009, relating to this Placement (the “Memorandum”) was true and correct in all material respects as of the date thereof and did not omit any information required to make such information not misleading. Since the date of the Memorandum, to the Company’s best knowledge, no event has occurred that has caused such information, taken as a whole, not to present a fair and accurate description of the Company’s business, financial condition and prospects in all material respects.

          (b)     Authorization. The Company’s execution and delivery of the Agreement, the Notes and the Primary Equity Considerations and its performance of its obligations thereunder has been duly and validly authorized by all required corporate action. The Agreement, the Notes and the Primary Equity Consideration have been validly executed and are legal, valid and binding obligations of the Company, enforceable in accordance with their terms, except as such enforceability may be limited by applicable bankruptcy, insolvency and similar laws relating to creditors’ rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law). The execution, delivery and performance of the Agreement, the Notes and the Primary Equity Consideration by the Company did not require the consent or approval of any other person, entity or governmental agency that has not been obtained.

          Section 3.2     Representations and Warranties of the Investor. The Investor represents and warrants to the Company as follows:

          (a)     Accredited Investor Status. The Investor is an “accredited investor” within the meaning of Securities and Exchange Commission Rule 501 of Regulation D, as presently in effect by virtue of the reason(s) checked and initialed by the Investor on Schedule B annexed hereto.

          (2)     Purchase Entirely for Own Account. The Securities and the Additional Securities, if any, to be received by the Investor will be acquired for investment for the Investor’s own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that the Investor has no present intention of selling, granting any participation in, or otherwise distributing the same. By executing the Agreement, the Investor further represents that it does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to the Securities and the Additional Securities, if any.

          (3)     Disclosure of Information. The Investor has reviewed the Memorandum and all other information it considers necessary or appropriate for deciding whether to purchase the Units. The Investor further represents that it has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the offering of the Units and the business, properties, prospects and financial condition of the Company and to obtain additional information (to the extent the Company possessed such information or could acquire it without unreasonable effort or expense) and/or conduct its own independent investigation necessary to verify the accuracy of any information furnished to the Investor or to which the Investor had access.

          (4)     Investment Experience. The Investor (i) is experienced in evaluating and investing in private placement transactions in securities of companies similar to the Company and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the investment in the Units and (ii) acknowledges that it can bear the economic risk of its investment in the Units, including the loss of the entire investment.

          (5)     Restricted Securities. The Investor understands that the Securities and the Additional Securities, if any, are being sold pursuant to an exemption from registration under Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”). The Investor also understands that the Securities and the Additional Securities, if any, may not be resold by the Investor without registration under the Securities Act or an exemption therefrom, and that in the absence of an effective registration statement covering the Securities or an available exemption from registration under the Securities Act, the Securities and the Additional Securities, if any, may be restricted from resale in a transaction to which United States securities laws apply for an indefinite period of time.

          (6)     Residence. The Investor resides, or its office primarily responsible for the purchase of the Securities is located, at the address listed on the signature page of the Agreement

          (7)     Legal Counsel; Tax Counsel. The Investor has relied on the Investor’s own legal counsel to the extent the Investor has deemed necessary as to all legal matters and questions presented with reference to the offering and sale of the Securities. In connection therewith, Investor acknowledges that the Company has advised Investor that the Note has “original issue discount” that is to be reported ratably over its life in accordance with Section 1271 et. seq. of the Internal Revenue Code. Investor further acknowledges that the Company has advised Investor that such allocation is not binding on the Internal Revenue Service which may take the position that the portion of the Purchase Price to be allocated to the Note should be less, thereby increasing the amount of interest income to be recognized by the Investor. The Investor represents to the Company that Investor has relied on the Investor’s own tax counsel as to all tax matters with respect to the purchase of its Securities, including without limitation the application of Internal Revenue Code Sections 1271 et. seq., regarding “original issue discount” on the Note.

          (8)     Company Reliance. The Investor understands that the Agreement is made with the Investor in reliance upon the Investor’s representations to the Company, as set forth above.

ARTICLE 4

CONDITIONS TO CLOSING

          Section 4.1     Conditions to Company’s Obligations. Except or may be waived in writing by the Company, all of the obligations of the Company under the Agreement are subject to the fulfillment, prior to or at the Closing of each of the following conditions:

                    (a)         Satisfaction of Minimum Offering. Not fewer than the Minimum Units shall either have been sold or shall be subject to subscriptions for which the full purchase price shall have been deposited in escrow and that shall have been accepted by the Company.

                    (b)         Representations and Warranties True. The representations and warranties of each Investor in the Agreement and similar agreements executed by other Investors shall be true and correct in all material respects as of the Closing.

                    (c)         Loan Modification Agreement. The Company and its secured lender shall have entered into a loan modification agreement on terms acceptable to the Placement Agent.

          Section 4.2     Conditions to the Investor’s Obligations. Except as may be waived in writing by the Investor, all of the obligations of the Investor under the Agreement are subject to the fulfillment, prior to or at the Closing, of each of the following conditions:

                    (a)         Satisfaction of Minimum Offering. Not fewer than the Minimum Units shall have been sold or shall be subject to subscriptions for which the full purchase price shall have been deposited in escrow and that shall have been accepted by the Company.

                    (b)         Representations and Warranties True. The representations and warranties of the Company in the Agreement shall be true and correct in all material respects as of the Closing.

                    (c)         Legal Opinion. The Investor shall have received a legal opinion, dated the date of the Closing, from counsel to the Company to the effect that this Agreement, the Notes and the Primary Equity Consideration have been validly executed and are legal, valid and binding obligations of the Company, enforceable in accordance with their terms,

                    (d)         Loan Modification Agreement. The Company and its secured lender shall have entered into a loan modification agreement on terms acceptable to the Placement Agent.

ARTICLE 5

SURVIVAL OF REPRESENTATIONS AND WARRANTIES:

          Section 5.1     The representations and warranties of the Company and the Investor herein shall survive the Closing until the expiration of all applicable statutes of limitation.

ARTICLE 6

MISCELLANEOUS

          Section 6.1     Amendment. The Agreement may be amended only by a written document executed by the parties hereto.

          Section 6.2     Counterparts and Facsimile Signatures. The Agreement may be executed in any number of counterparts and signature pages may be delivered by electronic transmission; each such counterpart or signature page shall be deemed to be an original.

          Section 6.3     Assignment. Neither the Agreement nor any right created hereby shall be assignable by the Company, the Investor (or any permitted assignee of the Company or the Investor) without the prior written consent of the other party, except that the Agreement may be assigned (i) by the Investor to (a) an entity that wholly owns, is wholly owned by or is wholly under common ownership with the Investor or any permitted assignee of the Investor; (b) a trust for the benefit of the Investor or his or her immediate family members; or (c) by will or the laws of descent and distribution; or (ii) by the Company to the successor in interest to all or substantially all of its business. Any attempt to assign any right under the Agreement in violation of this Section 6.3 shall be void. Nothing in the Agreement, express or implied, is intended to confer upon any person, other than the parties hereto and their respective permitted successors, permitted assigns, heirs, executors, administrators, or personal representatives, any rights or remedies under or by reason of the Agreement.

          Section 6.4     Entire Agreement. Except as provided to the contrary herein, the Agreement and the other agreements, instruments and documents contemplated hereby contain the full and entire understanding and agreement between the parties with regard to the subject hereof and supersede all prior agreements and understandings of the parties with regard to such matters. Neither party shall be liable or bound to the other in any manner by any representations, warranties, covenants or agreements except as specifically set forth herein or therein.

          Section 6.5     Governing Law; Submission to Jurisdiction. The Agreement shall be governed by and enforced pursuant to the laws of the State of Texas. The parties to the Agreement hereby irrevocably submit to the exclusive jurisdiction of any federal or state court located within the State of Texas over any dispute relating to the terms of the Agreement and each party hereby irrevocably agrees that all claims in respect of such dispute or any suit, action or proceeding related thereto may be heard and determined in such courts. The parties hereby irrevocably waive, to the fullest extent permitted by applicable law, any objection that they may now or hereafter have to the laying of venue of any such dispute brought in such court or any defense of inconvenient forum for the maintenance of such dispute. Each of the parties hereto agrees that a judgment in any such dispute may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

          Section 6.6     Severability. In case any provision of the Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby unless, as a result of the selective enforcement of such remaining provisions a party hereto would fail to realize a benefit that was a fundamental part of the reason for such party to have entered into the Agreement.

          Section 6.7     Notices. Except as otherwise specifically provided herein, all notices and other communications required or permitted under the Agreement must be in writing and may be given by personal or customary form of electronic delivery or U.S. mail, or confirmed facsimile. If given by mail, such notice must be sent by registered or certified mail, postage prepaid, mailed to the party at the respective address set forth below, and shall be effective only if and when received by the party to be notified. For purposes of notice, the addresses of the parties shall, until changed as hereinafter provided, be as follows:

(1)	If to the Company:	BioCurex 7080 River Road, Suite 215 Richmond, British Columbia V6X 1X5 Attn: Dr. Ricardo Moro, President

(2)	If to the Investor to the address set forth on the signature page of the Agreement,

or at such other address or facsimile number as any party may have advised the other by notice.

          Section 6.8     Attorney Fees. If any action at law or in equity, including an action for declaratory relief, is brought to enforce or interpret the provisions of the Agreement, the prevailing party shall be entitled to recover reasonable attorney fees from the other party or parties, which fees shall be in addition to any other relief which may be awarded.

          Section 6.9     Indemnification by the Company. The Company agrees to indemnify and hold the Investor harmless against any loss, liability, damage or expense (including reasonable attorney fees and costs) which the Investor may suffer, sustain or become subject to as a result of or in connection with the breach by the Company of any representation, warranty, covenant or agreements of the Company contained in the Agreement

          Section 6.10   Indemnification by the Investor. The Investor agrees to indemnify and hold the Company harmless against any loss, liability, damage or expense (including reasonable attorney fees and costs) which the Company may suffer, sustain or become subject to as a result of or in connection with the breach by the Investor of any representation, warranty, covenant or agreements of the Investor contained in the Agreement.

SCHEDULE A

1.	CHECKS SHOULD BE MADE PAYABLE TO :

Paulson – BioCurex Escrow c/o The Bank of New York Mellon Trust Company N.A.

2.	CHECKS AND EXECUTED DOCUMENTS SHOULD BE MAILED TO:

The Bank of New York Mellon Trust Company, N.A. Corporate Trust Washington, 601 Union Street, Suite 520, Seattle, WA 98101-2321 Attn: Kathy Graves, Vice President

3.	IF YOU ARE WIRING FUNDS:

Executed documents should be sent to above address and funds should be wired as follows:

The Bank of New York ABA: 021000018 Account: GLA: 111-565 FBO: TAS # 440884 REF: Paulson/BioCurex Escrow ATTN: Kathy Graves (206) 667-8910

Schedule B

          Please initial below the items which apply to your status as an Accredited Investor.

_____________	An individual having a net worth with spouse (excluding automobiles, principal residence and furnishings) at the time of purchase, individually or jointly, in excess of $1,000,000.

_____________

An individual whose individual net income was in excess of $200,000 in each of the two most recent years, or whose joint net income with his or her spouse was in excess of $300,000 in each of those years, and who reasonably expects his individual or joint net income with such investor’s spouse to reach such level(s) in the current year.

_____________	A corporation or partnership, not formed for the specific purpose of acquiring the Note, having total assets in excess of $5,000,000.

_____________	A small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958.

_____________	A self-directed employee benefit plan within the meaning of ERISA, with investment decisions made solely by persons who are accredited investors as defined in Rule 501(a) of Regulation D.

_____________

A trust with total assets in excess of $5,000,000 not formed for the specific purpose of acquiring the Note, whose purchase is directed by a sophisticated person (i.e., a person who has such knowledge and experience in financial and business matters that he, she or it is capable of evaluating the merits and risks of an investment in the Note).

_____________	An entity in which all of the equity owners are accredited investors.